SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 1, 2000

                Date of Report (Date of earliest event reported)





                          ROEBLING FINANCIAL CORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                 000-29257            (Applied for)
----------------------------       ----------------       --------------
(State or other jurisdiction          (File No.)           (IRS Employer
     of incorporation)                                      Identification
                                                               Number)


Route 130 South and Delaware Avenue
Roebling, New Jersey                                     08554
----------------------------------------          ---------------------
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (609) 499-0355
                                                    --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          ROEBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         On February 1, 2000, Kent C. Lufkin, President of the Registrant and Roebling Bank, a federally chartered savings bank ("Bank"), rendered to the board of directors his resignation effective February 25, 2000.

         The Board of Directors is currently evaluating its options at this time.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             ROEBLING FINANCIAL CORP, INC.



Date: February 11, 2000                      By:       /s/ Kent C. Lufkin
                                                       -------------------------
                                                       Kent C. Lufkin
                                                       President